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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 12, 2002



                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                         1-9924                       52-1568099
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

              399 Park Avenue, New York, New York          10043
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           (Address of principal executive offices)      (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     Exhibits:

     Exhibit No.  Description

         1.01 Terms Agreement, dated June 12, 2002, among the Company and Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., Commerzbank Capital Markets Corp., Fleet Securities, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc. and Utendahl Capital Partners, L.P., as Underwriters, relating to the offer and sale of the Company's 4.125% Notes due June 30, 2005.

         4.01     Form of Note for the Company's 4.125% Notes due June 30, 2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 19, 2002               CITIGROUP INC.


                                    By:       /s/ Guy R. Whittaker
                                             -----------------------------------
                                             Guy R. Whittaker
                                             Treasurer


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